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                                               Filed Pursuant to Rule 497(c)
                                               Registration File No.: 33-56853

STATEMENT OF ADDITIONAL INFORMATION
                                        MORGAN STANLEY
                                        BALANCED GROWTH FUND
MARCH 29, 2002

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     This Statement of Additional Information is not a prospectus. The
Prospectus (dated March 29, 2002) for Morgan Stanley Balanced Growth Fund may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.




Morgan Stanley
Balanced Growth Fund
c/o Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, NJ 07311

(800) 869-NEWS


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TABLE OF CONTENTS
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
I.    Fund History ...................................................  4
II.   Description of the Fund and Its Investments and Risks ..........  4
          A.  Classification .........................................  4
          B.  Investment Strategies and Risks ........................  4
          C.  Fund Policies/Investment Restrictions .................. 10
III.  Management of the Fund ......................................... 12
          A.  Board of Trustees ...................................... 12
          B.  Management Information ................................. 12
          C.  Compensation ........................................... 17
IV.   Control Persons and Principal Holders of Securities ............ 19
V.    Investment Management and Other Services ....................... 19
          A.  Investment Manager ..................................... 19
          B.  Principal Underwriter .................................. 20
          C.  Services Provided by the Investment Manager ............ 21
          D.  Dealer Reallowances .................................... 22
          E.  Rule 12b-1 Plan ........................................ 22
          F.  Other Service Providers ................................ 26
          G.  Codes of Ethics ........................................ 26
VI.   Brokerage Allocation and Other Practices ....................... 26
          A.  Brokerage Transactions ................................. 26
          B.  Commissions ............................................ 27
          C.  Brokerage Selection .................................... 27
          D.  Directed Brokerage ..................................... 28
          E.  Regular Broker-Dealers ................................. 28
VII.  Capital Stock and Other Securities ............................. 28
VIII. Purchase, Redemption and Pricing of Shares ..................... 29
          A.  Purchase/Redemption of Shares .......................... 29
          B.  Offering Price ......................................... 30
IX.   Taxation of the Fund and Shareholders .......................... 31
X.    Underwriters ................................................... 33
XI.   Calculation of Performance Data ................................ 33
XII.  Financial Statements ........................................... 34


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GLOSSARY OF SELECTED DEFINED TERMS
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     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).

     "Custodian" - The Bank of New York.

     "Distributor" - Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Financial Advisors" - Morgan Stanley authorized financial services representatives.

     "Fund" - Morgan Stanley Balanced Growth Fund, a registered open-end investment company.

     "Independent Trustees" - Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.

     "Investment Manager" - Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.

     "Morgan Stanley" - Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.

     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley DW" - Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley Funds" - Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.

     "Morgan Stanley Services" - Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

     "Transfer Agent" - Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

     "Trustees" - The Board of Trustees of the Fund.

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I. FUND HISTORY
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     The Fund was organized as a Massachusetts business trust, under a
Declaration of Trust, on November 23, 1994, with the name Dean Witter Balanced Growth Fund. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Balanced Growth Fund. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Balanced Growth Fund.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
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A. CLASSIFICATION

     The Fund is an open-end, diversified management investment company whose investment objective is to provide capital growth with reasonable current income.

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information," and "Additional Risk Information."

     OPTIONS AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed and OTC options on eligible portfolio securities and stock indexes. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC (in the U.S.) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC (in the U.S.) or other clearing corporation or exchange, at the exercise price.

     Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities. The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option decline in value.

     The Fund may be required, at any time during the option period, to deliver the underlying security against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

     A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.


                                        4

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     Options written by the Fund normally have expiration dates of from up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

     Covered Put Writing. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

     Purchasing Call and Put Options. The Fund may purchase listed call and put options on securities and stock indexes in amounts equaling up to 5% of its total assets. The Fund may purchase put options on securities which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security. The Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. The purchase of a call option would enable the Fund, in return for the premium paid, to lock in a purchase price for a security during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security during the term of the option.

     OTC Options. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers.

     Risks of Options Transactions. The successful use of options depends on the ability of the Investment Manager to forecast correctly interest rates and/or market movements. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

     The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different


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exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

     Futures Contracts. The Fund may purchase and sell interest rate and stock index futures contracts that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and such indexes as the S&P 500 Index, the Moody's
Investment-Grade Corporate Bond Index and the New York Stock Exchange Composite Index.

     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security and protect against declines in the value of portfolio securities.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     Margin. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. Government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash, U.S. Government securities, or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

     Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term


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of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

     Limitations on Futures Contracts and Options on Futures. The Fund may enter into futures contracts provided that not more than 5% of its total assets are required as a futures contract deposit. In addition, the Fund may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 30% of the Fund's total assets.

     Risks of Transactions in Futures Contracts and Related Options. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates and market movements against which the Fund seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate and/or market movement trends by the Investment Manager may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

     Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

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     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     If the Fund maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     MONEY MARKET SECURITIES. In addition to the short-term fixed-income securities in which the Fund may otherwise invest, the Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

     Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

     Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association

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or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

     INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, the Fund would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

     The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's net assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

     PRIVATE PLACEMENTS. The Fund may invest up to 15% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

     WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may acquire warrants and subscription rights attached to other securities. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

C. FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     The Fund will:

      1. Seek to provide capital growth with reasonable current income.

   The Fund may not:

    1. Invest in securities of any issuer if, in the exercise of reasonable diligence, the Fund has determined that any officer or trustee of the Fund or of the Investment Manager owns more than 1|M/2 of 1% of the outstanding securities of the issuer, and the officers and trustees who own more than 1|M/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer.

    2. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

    3. Purchase or sell commodities, except that the Fund may purchase or sell (write) futures contracts and related options thereon.

    4. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor these programs.

    5. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

    6. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

    7. Pledge its assets or assign or otherwise encumber them, except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

    8. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; or (b) borrowing money.

    9. Make loans of money or securities, except: (a) by the purchase of debt obligations; or (b) by investment in repurchase agreements.

   10. Make short sales of securities.

   11. Purchase securities on margin, except for short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

   12. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

   13. Invest for the purpose of exercising control or management of any other issuer.

   14. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

   15. Purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

   16. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

   17. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than 3 years of continuous operation. This restriction shall not apply to any obligation of the United States Government, its agencies or instrumentalities.

     In addition, the Fund, as a non-fundamental policy, will not invest more than 5% of the value of its net assets in warrants, including not more than 2% of such assets in warrants not listed on the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.


     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION

     TRUSTEES AND OFFICERS. The Board of the Fund consists of nine (9) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds. Six Trustees (67% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "independent" Trustees. The other three Trustees (the "management Trustees") are affiliated with the Investment Manager.

     The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2001) and other directorships, if any, held by the Trustee, are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including, but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).

                                                                                                NUMBER
                                                                                                  OF
                                                                                              PORTFOLIOS
                                                                                                  IN
                                                                                                 FUND
                                                                                                COMPLEX
                             POSITION(S)  LENGTH OF                                            OVERSEEN         OTHER
  NAME, AGE AND ADDRESS OF    HELD WITH     TIME        PRINCIPAL OCCUPATION(S) DURING            BY      DIRECTORSHIPS HELD
     INDEPENDENT TRUSTEE      REGISTRANT   SERVED*                  PAST 5 YEARS               TRUSTEE         BY TRUSTEE
---------------------------- ------------ ------------  -------------------------------------- --------- ---------------------------
Michael Bozic (61)           Trustee      Trustee       Retired; Director or Trustee of the       129    Director of Weirton Steel
c/o Mayer, Brown, Rowe &                  since         Morgan Stanley Funds and the                     Corporation.
Maw                                       April 1994    TCW/DW Term Trusts; formerly Vice
Counsel to the Independent                              Chairman of Kmart Corporation
Trustees                                                (December 1998-October 2000),
1675 Broadway                                           Chairman and Chief Executive Officer
New York, NY                                            of Levitz Furniture Corporation
                                                        (November 1995-November 1998)
                                                        and President and Chief Executive
                                                        Officer of Hills Department Stores
                                                        (May 1991-July 1995); formerly
                                                        variously Chairman, Chief Executive
                                                        Officer, President and Chief Operating
                                                        Officer (1987-1991) of the Sears
                                                        Merchandise Group of Sears,
                                                        Roebuck & Co.

Edwin J. Garn (69)           Trustee      Trustee       Director or Trustee of the Morgan         129     Director of Franklin Covey
c/o Summit Ventures LLC                   since         Stanley Funds and the TCW/DW                      (time management
1 Utah Center                             January       Term Trusts; formerly United States               systems), BMW Bank of
201 S. Main Street                        1993          Senator (R-Utah)(1974-1992) and                   North America, Inc.
Salt Lake City, UT                                      Chairman, Senate Banking                          (industrial loan
                                                        Committee (1980-1986); formerly                   corporation), United Space
                                                        Mayor of Salt Lake City, Utah                     Alliance (joint venture
                                                        (1971-1974); formerly Astronaut,                  between Lockheed Martin
                                                        Space Shuttle Discovery (April 12-19,             and the Boeing Company)
                                                        1985); Vice Chairman, Huntsman                    and Nuskin Asia Pacific
                                                        Corporation (chemical company);                   (multilevel marketing);
                                                        member of the Utah Regional                       member of the board of
                                                        Advisory Board of Pacific Corp.                   various civic and
                                                                                                          charitable organizations.

Wayne E. Hedien (68)         Trustee      Trustee       Retired; Director or Trustee of the       129     Director of The PMI Group
c/o Mayer, Brown, Rowe &                  since         Morgan Stanley Funds and the                      Inc. (private mortgage
Maw                                       September     TCW/DW Term Trusts; formerly                      insurance); Trustee and
Counsel to the Independent                1997          associated with the Allstate                      Vice Chairman of The
Trustees                                                Companies (1966-1994), most                       Field Museum of Natural
1675 Broadway                                           recently as Chairman of The Allstate              various History; director
New York, NY                                            Corporation (March 1993-December                  of other business and
                                                        1994) and Chairman and Chief                      charitable organizations.
                                                        Executive Officer of its wholly-owned
                                                        subsidiary, Allstate Insurance
                                                        Company (July 1989-December 1994).

----------

* This is the date the Trustee began serving the Morgan Stanley family of funds.

                                                                                                NUMBER
                                                                                                  OF
                                                                                              PORTFOLIOS
                                                                                                  IN
                                                                                                 FUND
                                                                                                COMPLEX
                             POSITION(S)  LENGTH OF                                            OVERSEEN          OTHER
  NAME, AGE AND ADDRESS OF    HELD WITH     TIME        PRINCIPAL OCCUPATION(S) DURING            BY      DIRECTORSHIPS HELD
     INDEPENDENT TRUSTEE      REGISTRANT   SERVED*                  PAST 5 YEARS               TRUSTEE         BY TRUSTEE
---------------------------- ------------ ------------ --------------------------------------- --------- ---------------------------
Dr. Manuel H. Johnson (53)   Trustee       Trustee     Chairman of the Audit Committee and        129    Director of NVR, Inc.
c/o Johnson Smick                          since       Director or Trustee of the Morgan                 (home construction);
International, Inc.                        July 1991   Stanley Funds and the TCW/DW                      Chairman and Trustee of
1133 Connecticut Avenue,                               Term Trusts; Senior Partner, Johnson              the Financial Accounting
N.W.                                                   Smick International, Inc., a consulting           Foundation (oversight
Washington, D.C.                                       firm; Co-Chairman and a founder of                organization of the
                                                       the Group of Seven Council (G7C),                 Financial Accounting
                                                       an international economic                         Standards Board).
                                                       commission; formerly Vice Chairman
                                                       of the Board of Governors of the
                                                       Federal Reserve System and
                                                       Assistant Secretary of the U.S.
                                                       Treasury.

Michael E. Nugent (65)       Trustee       Trustee     Chairman of the Insurance Committee        207    Director of various
c/o Triumph Capital, L.P.                  since       and Director or Trustee of the Morgan             business organizations.
237 Park Avenue                            July 1991   Stanley Funds and the TCW/DW
New York, NY                                           Term Trusts; director/trustee of
                                                       various investment companies
                                                       managed by Morgan Stanley
                                                       Investment Management Inc. and
                                                       Morgan Stanley Investments LP
                                                       (since July 2001); General Partner,
                                                       Triumph Capital, L.P., a private
                                                       investment partnership; formerly Vice
                                                       President, Bankers Trust Company
                                                       and BT Capital Corporation
                                                       ( 1984-1988).

John L. Schroeder (71)       Trustee       Trustee     Retired; Chairman of the Derivatives       129    Director of Citizens
c/o Mayer, Brown, Rowe &                   since       Committee and Director or Trustee of              Communications
Maw                                        April 1994  the Morgan Stanley Funds and the                  Company
Counsel to the Independent                             TCW/DW Term Trusts; formerly                      (telecommunications
Trustees                                               Executive Vice President and Chief                company).
1675 Broadway                                          Investment Officer of the Home
New York, NY                                           Insurance Company (August
                                                       1991-September 1995).


     The management Trustees and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each management Trustee and the other directorships, if any, held by the Trustee, are shown below.




                                                                                                NUMBER
                                                                                                  OF
                                                                                              PORTFOLIOS
                                                                                                  IN
                                                                                                 FUND
                                                                                                COMPLEX
                             POSITION(S)  LENGTH OF                                            OVERSEEN          OTHER
  NAME, AGE AND ADDRESS OF    HELD WITH     TIME        PRINCIPAL OCCUPATION(S) DURING            BY      DIRECTORSHIPS HELD
     MANAGEMENT TRUSTEE       REGISTRANT   SERVED*                  PAST 5 YEARS               TRUSTEE         BY TRUSTEE
---------------------------- ------------ ------------  -------------------------------------- --------- ---------------------------
Charles A. Fiumefreddo (68)  Chairman,     Trustee      Chairman, Director or Trustee and        129      None
c/o Morgan Stanley Trust     Director or   since July   Chief Executive Officer of the Morgan
Harborside Financial Center, Trustee       1991         Stanley Funds and the TCW/DW
Plaza Two,                   and Chief                  Term Trusts; formerly Chairman, Chief
Jersey City, NJ              Executive                  Executive Officer and Director of the
                             Officer                    Investment Manager, the Distributor
                                                        and Morgan Stanley Services,
                                                        Executive Vice President and Director
                                                        of Morgan Stanley DW, Chairman and
                                                        Director of the Transfer Agent and
                                                        Director and/or officer of various
                                                        Morgan Stanley subsidiaries (until
                                                        June 1998).

James F. Higgins (54)        Trustee       Trustee      Director or Trustee of the Morgan        129      None
c/o Morgan Stanley Trust                   since June   Stanley Funds and the TCW/DW
Harborside Financial Center,               2000         Term Trusts (since June 2000);
Plaza Two,                                              Senior Advisor of Morgan Stanley
Jersey City, NJ                                         (since August 2000); Director of the
                                                        Transfer Agent, Distributor and Dean
                                                        Witter Realty Inc.; previously
                                                        President and Chief Operating Officer
                                                        of the Private Client Group of Morgan
                                                        Stanley (May 1999-August 2000),
                                                        President and Chief Operating Officer
                                                        of Individual Securities of Morgan
                                                        Stanley (February 1997-May 1999).


----------

* This is the date the Trustee began serving the Morgan Stanley family of funds.

                                                                                                NUMBER
                                                                                                  OF
                                                                                              PORTFOLIOS
                                                                                                  IN
                                                                                                 FUND
                                                                                                COMPLEX
                             POSITION(S)  LENGTH OF                                            OVERSEEN          OTHER
  NAME, AGE AND ADDRESS OF    HELD WITH     TIME        PRINCIPAL OCCUPATION(S) DURING            BY      DIRECTORSHIPS HELD
     MANAGEMENT TRUSTEE       REGISTRANT   SERVED*                PAST 5 YEARS                 TRUSTEE         BY TRUSTEE
---------------------------- ------------ ------------ -------------------------------------- --------- ---------------------------
Philip J. Purcell (58)     Trustee       Trustee       Director or Trustee of the Morgan       129     Director of American
1585 Broadway                            since April   Stanley Funds and the TCW/DW                    Airlines, Inc. and its parent
New York, NY                             1994          Term Trusts; Chairman of the Board              company, AMR Corporation.
                                                       of Directors and Chief Executive
                                                       Officer of Morgan Stanley and
                                                       Morgan Stanley DW; Director of the
                                                       Distributor; Chairman of the Board of
                                                       Directors and Chief Executive Officer
                                                       of Novus Credit Services Inc.;
                                                       Director and/or officer of various
                                                       Morgan Stanley subsidiaries.




                               POSITION(S)
   NAME, AGE AND ADDRESS OF     HELD WITH           LENGTH OF
       EXECUTIVE OFFICER        REGISTRANT         TIME SERVED                  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------------- ---------------- ----------------------  --------------------------------------------------------------
Mitchell M. Merin (48)       President        President since May     President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas                   1999                    Investment Management (since December 1998); President,
New York, NY                                                          Director (since April 1997) and Chief Executive Officer (since
                                                                      June 1998) of the Investment Manager and Morgan Stanley
                                                                      Services; Chairman, Chief Executive Officer and Director of
                                                                      the Distributor (since June 1998); Chairman and Chief
                                                                      Executive Officer (since June 1998) and Director (since
                                                                      January 1998) of the Transfer Agent; Director of various
                                                                      Morgan Stanley subsidiaries; President of the Morgan
                                                                      Stanley Funds and TCW/DW Term Trusts (since May 1999);
                                                                      Trustee of various Van Kampen investment companies
                                                                      (since December 1999); previously Chief Strategic Officer of the Investment Manager and Morgan Stanley Services and
                                                                      Executive Vice President of the Distributor (April 1997-June
                                                                      1998), Vice President of the Morgan Stanley Funds (May
                                                                      1997-April 1999), and Executive Vice President of Morgan
                                                                      Stanley.

Barry Fink (47)              Vice President,  Vice President,         General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas  Secretary and    Secretary and General   (since December 2000) of Morgan Stanley Investment
New York, NY                 General Counsel  Counsel since           Management; Managing Director (since December 2000),
                                              February 1997           and Secretary and General Counsel (since February 1997)
                                                                      and Director (since July 1998) of the Investment Manager
                                                                      and Morgan Stanley Services; Assistant Secretary of Morgan
                                                                      Stanley DW; Vice President, Secretary and General Counsel
                                                                      of the Morgan Stanley Funds and TCW/DW Term Trusts
                                                                      (since February 1997); Vice President and Secretary of the
                                                                      Distributor; previously, Senior Vice President, Assistant
                                                                      Secretary and Assistant General Counsel of the Investment
                                                                      Manager and Morgan Stanley Services.

Thomas F. Caloia (56)        Treasurer        Since April 1989        First Vice President and Assistant Treasurer of the
c/o Morgan Stanley Trust                                              Investment Manager, the Distributor and Morgan Stanley
Harborside Financial Center,                                          Services; Treasurer of the Morgan Stanley Funds.
Plaza Two,
Jersey City, NJ

Paul D. Vance (66)           Vice President   Since inception of the  Managing Director and Portfolio Manager of the Investment
1221 Avenue of the Americas                   Fund                    Manager and/or its investment management affiliates for
New York, NY                                                          over 5 years.

Catherine Maniscalco (38)    Vice President   Since March 2002        Vice President and Portfolio Manager of the Investment
1221 Avenue of the Americas                                           Manager for over 5 years.
New York, NY

Paul F. O'Brien (45)         Vice President   Since March 2002        Executive Director and Portfolio Manager of the Investment
                                                                      Manager and/or its investment management affiliates for
                                                                      over 5 years.








----------


* This is the date the Trustee began serving the Morgan Stanley family of funds.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee is shown below.

                                                                          AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                           ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                          DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND    BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                (AS OF DECEMBER 31, 2001)                       (AS OF DECEMBER 31, 2001)
------------------------ ----------------------------------------------- -----------------------------------------------
Michael Bozic                                 none                                        over $100,000
Edwin J. Garn                                 none                                        over $100,000
Wayne E. Hedien                               none                                        over $100,000
Dr. Manuel H. Johnson                         none                                        over $100,000
Michael E. Nugent                             none                                        over $100,000
John L. Schroeder                             none                                        over $100,000
Charles A. Fiumefreddo                   over $100,000                                    over $100,000
James F. Higgins                              none                                        over $100,000
Philip J. Purcell                             none                                        over $100,000

     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

     Ronald E. Robison, Managing Director, Chief Administrative Officer and Director of the Investment Manager and Morgan Stanley Services, Robert S. Giambrone, Executive Director of the Investment Manager, Morgan Stanley Services, the Distributor and the Transfer Agent and Director of the Transfer Agent, Joseph J. McAlinden, Managing Director and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, Rajesh K. Gupta, Managing Director and Chief Administrative Officer, Jonathan R. Page and Mark Bavoso, Managing Directors of the Investment Manager, and Kenton J. Hinchliffe, Executive Director of the Investment Manager, are Vice Presidents of the Fund.

     In addition, A. Thomas Smith III, Managing Director and General Counsel of the Investment Manager and Morgan Stanley Services, is a Vice President and Assistant Secretary of the Fund, and Todd Lebo, Lou Anne D. McInnis, Carsten Otto and Ruth Rossi, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, Marilyn K. Cranney, First Vice President and Assistant General Counsel of the Investment Manager and Morgan Stanley Services and Natasha Kassian and George Silfen, Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, are Assistant Secretaries of the Fund.

     INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the funds' boards, such individuals may reject other attractive assignments because the funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, three of the directors/trustees, including two independent directors/trustees, serve as members of the Derivatives Committee and the Insurance Committee.

     The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent directors/trustees vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Funds have a Rule 12b-1 plan.

     The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board.

     The board of each fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

     Finally, the board of each fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY FUNDS. The independent directors/trustees and the funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/ trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as independent directors/trustees of all the funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of independent directors/ trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION

     The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

     The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended January 31, 2002.


                               FUND COMPENSATION

                                     AGGREGATE
                                   COMPENSATION
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND
-------------------------------   --------------
Michael Bozic .................       $1,650
Edwin J. Garn .................        1,650
Wayne E. Hedien ...............        1,650
Dr. Manuel H. Johnson .........        2,400
Michael E. Nugent .............        2,150
John L. Schroeder .............        2,150

     The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 2001 for services to the 97 registered Morgan Stanley Funds (consisting of 129 portfolios) that were in operation at December 31, 2001. None of the Fund's Independent Trustees received compensation from any other funds in the Fund Complex, except for Mr. Nugent who received compensation for service as Director/Trustee to 16 other registered funds (consisting of 78 portfolios) in the Fund Complex.

                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS

                                       TOTAL CASH
                                      COMPENSATION
                                   FOR SERVICES TO 97
                                     MORGAN STANLEY
                                    FUNDS AND OTHER
                                      FUNDS IN THE
NAME OF INDEPENDENT TRUSTEE           FUND COMPLEX
-------------------------------   -------------------
Michael Bozic .................         $150,150
Edwin J. Garn .................          150,150
Wayne E. Hedien ...............          150,100
Dr. Manuel H. Johnson .........          219,900
Michael E. Nugent .............          228,362
John L. Schroeder .............          196,650

     As of the date of this Statement of Additional Information, 52 of the Morgan Stanley Funds, not including the Fund, have adopted a retirement program under which an independent director/trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an independent director/trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such director/trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

     Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 52 Morgan Stanley Funds (not including the
Fund) for the calendar year ended December 31, 2001, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 52 Morgan Stanley Funds as of December 31, 2001. For the calendar year ended December 31, 2001, no retirement benefits accrued to the Independent Trustees from any other funds in the Fund Complex.

               RETIREMENT BENEFITS FROM ALL MORGAN STANLEY FUNDS


                                    FOR ALL ADOPTING FUNDS                    ESTIMATED
                                -------------------------------  RETIREMENT     ANNUAL
                                   ESTIMATED                      BENEFITS     BENEFITS
                                    CREDITED                     ACCRUED AS      UPON
                                     YEARS         ESTIMATED      EXPENSES    RETIREMENT
                                 OF SERVICE AT   PERCENTAGE OF     BY ALL      FROM ALL
                                   RETIREMENT       ELIGIBLE      ADOPTING     ADOPTING
NAME OF INDEPENDENT TRUSTEE       (MAXIMUM 10)    COMPENSATION      FUNDS      FUNDS(2)
------------------------------- --------------- --------------- ------------ -----------
Michael Bozic .................        10             60.44%       $21,395     $48,443
Edwin J. Garn .................        10             60.44         33,443      49,121
Wayne E. Hedien ...............         9             51.37         44,952      41,437
Dr. Manuel H. Johnson .........        10             60.44         22,022      72,014
Michael E. Nugent .............        10             60.44         38,472      64,157
John L. Schroeder .............         8             50.37         68,342      50,640

----------

(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.


IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

     The following owned 5% or more of the outstanding Class A shares of the Fund as of March 8, 2002: State Street Bank and Trust Co., FBO ADP/Morgan Stanley Alliance, 105 Rosemont Ave., Westwood, MA 02090-2318-26.049% and David Lee Edward, 38 St. George Pl., West Palm Beach, FL 33418-4025-8.027%. The following owned 5% or more of the outstanding Class D shares of the Fund as of March 8, 2002: E. Earl Roland, Michael Armstrong & Raymond Roland, Trustees, Roland Machinery Co., Employee Benefit Plan, P.O. Box 2879, Springfield, IL 62708-2879-68.303% and Barbara J. Garbell, Trustee, Gerald C. Garbell Credit Shelter Trust, 3253 W. Mercer Way, Mercer Island, WA 98040-2539-7.564%.


     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.


V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------
A. INVESTMENT MANAGER






     The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment

Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.60% to the portion of daily net assets not exceeding $500 million and 0.575% to the portion of the daily net assets exceeding $500 million. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended January 31, 2000, 2001 and 2002, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $1,850,448, $1,201,767 and $1,167,321, respectively.

     The Investment Manager has retained its wholly-owned subsidiary, MSDW Services Company, to perform administrative services for the Fund.

     In approving the Management Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services, the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement was in the best interests of the Fund and its shareholders.

B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

     The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12B-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: up to 0.25%, 1.0%, and up to 1.0% of the average daily net assets of Class A, Class B, and Class C, respectively.

     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended January 31, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).

                              2002                      2001                      2000
                     -----------------------   -----------------------   -----------------------
Class A ..........   FSCs:(1)     $31,452      FSCs:(1)     $ 21,352     FSCs:(1)     $ 45,154
                     CDSCs:             0      CDSCs:       $      0     CDSCs:       $      0
Class B ..........   CDSCs:       134,513      CDSCs:       $133,168     CDSCs:       $164,476
Class C ..........   CDSCs:         5,555      CDSCs:       $ 10,645     CDSCs:       $ 31,894


----------
(1)   FSCs apply to Class A only.

     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the Association.

     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. For the fiscal year ended January 31, 2002, Class A, Class B and Class C shares of the Fund accrued payments under the Plan amounting to $17,296, $751,865 and $1,098,689, respectively, which amounts are equal to 0.24%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C, respectively, for the fiscal year.

     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

     With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) the Transfer Agent serves as Trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services ("Morgan Stanley Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

     With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by Morgan Stanley Eligible Plans, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

     With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

     With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice Program, the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Choice Program).

     The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including
(a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales.

     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended January 31, 2001 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $7,252,973 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways:
(i) 22.46% ($1,628,725) - advertising and promotional expenses; (ii) 0.82% ($59,390) - printing of prospectuses for distribution to other than current shareholders; and (iii) 76.73% ($5,564,858) - other expenses, including the gross sales credit and the carrying charge, of which 2.93% ($162,980) represents carrying charges, 39.96% ($2,223,784) represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, 56.56% ($3,147,674) represents overhead and other branch office distribution-related expenses, and 0.55% ($30,420) represents excess distribution expenses of TCW/DW Balanced Fund, the net assets of which were combined with those of the Fund on March 13, 1998 pursuant to an Agreement and Plan of Reorganization. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended January 31, 2002 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $2,994,875 as of January 31, 2002 (the end of the Fund's fiscal year), which was equal to 3.25% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A and Class C at December 31, 2001 (end of the calendar year). No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated;
(2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. OTHER SERVICE PROVIDERS

(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

(2) CUSTODIAN AND INDEPENDENT AUDITORS

     The Bank of New York, 100 Church Street, New York, NY 10007 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

(3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager and of the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G. CODES OF ETHICS

     The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.


VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------
A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

     For the fiscal years ended January 31, 2000, 2001 and 2002, the Fund paid a total of $313,031, $180,186 and $127,722, respectively, in brokerage commissions.

B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with only when the price available from Morgan Stanley DW is better than that available from other dealers.

     During the fiscal years ended January 31, 2000, 2001 and 2002, the Fund did not effect any principal transactions with Morgan Stanley DW.

     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

     During the fiscal years ended January 31, 2000, 2001 and 2002, the Fund paid a total of $72,878, $60,923 and $30,276, respectively, in brokerage commissions to Morgan Stanley DW. During the fiscal year ended January 31, 2002, the brokerage commissions paid to Morgan Stanley DW represented approximately 23.70% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 32.47% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

     During the fiscal years ended January 31, 2000, 2001 and 2002, the Fund paid a total of $27,605, $9,935 and $12,780, respectively, in brokerage commissions to Morgan Stanley & Co. During the fiscal year ended January 31, 2002, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 10.01% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 6.74% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

     The Investment Manager and certain of its affiliates currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE

     During the fiscal year ended January 31, 2002, the Fund paid $62,875 in brokerage commissions in connection with transactions in the aggregate amount of $36,714,722 to brokers because of research services provided.

E. REGULAR BROKER-DEALERS

     During the fiscal year ended January 31, 2002, the Fund purchases securities issued by Goldman Sachs Group Inc., which issuer was among the ten brokers or the ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the period. At January 31, 2002, the Fund owned securities issued by Goldman Sachs Group Inc. with a market value of $390,104.

VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------
     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class
B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     All of the Trustees, except for James F. Higgins, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------
A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B. OFFERING PRICE

     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section "V. Investment Management and Other Services - E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

     Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

     Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

     Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------
     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax- exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.


     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in options and futures transactions. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by the Fund.


     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available to non-corporate shareholders to the extent the distributions of long-term capital gains are derived from securities which the Fund purchased after December 31, 2000, and held for more than five years.

     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short term capital gains.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.


     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchased shares after December 31, 2000, and held such shares for more than five years. This special lower tax rate of 18% for five-year property does not apply to non-corporate shareholders holding Fund shares which were purchased on or prior to December 31, 2000, unless such shareholders make an election to treat the Fund shares as being sold and reacquired on January 1, 2001. A shareholder making such election may realize capital gains. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.



     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.


     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

     If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.


X. UNDERWRITERS
--------------------------------------------------------------------------------
     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."


XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

     From time to time, the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns for Class C for the one year, five year and life of the Fund periods ended January 31, 2002 were -2.30%, 8.11% and 11.02%, respectively. The average annual total returns of Class A for the fiscal year ended January 31, 2002 and for the period July 28, 1997 (inception of the Class) through January 31, 2002 were -5.76% and 5.28%, respectively. The average annual total returns of Class B for the fiscal year ended January 31, 2002 and for the period July 28, 1997 through January 31, 2002 were -6.14% and 5.40%, respectively. The average annual total returns of Class D for the fiscal year ended January 31, 2002 and for the period July 28, 1997 through January 31, 2002 were -0.32% and 6.77%, respectively.

     In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns of Class C for the one year, five year and life of the Fund periods ended January 31, 2002 were -1.34%, 8.11% and 11.02%, respectively. The average annual total returns of Class A for the fiscal year ended January 31, 2002 and for the period July 28, 1997 (inception of the Class) through January 31, 2002 were -0.53% and 6.55%, respectively. The average annual total returns of Class B for the fiscal year ended January 31, 2002 and for the period July 28, 1997 through January 31, 2002 were -1.32% and 5.72%, respectively. The average annual total returns of Class D for the fiscal year ended January 31, 2002 and for the period July 28, 1997 through January 31, 2002 were -0.32% and 6.77%, respectively.


     In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial

$1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns of Class C for the one year, five year and life of the Fund periods ended January 31, 2002 were -1.34%, 47.71% and 104.64%, respectively. The total returns of Class A for the fiscal year ended January 31, 2002 and for the period July 28, 1997 (inception of the Class) through January 31, 2002 were -0.53% and 33.12%, respectively. The total returns of Class B for the fiscal year ended January 31, 2002 and for the period July 28, 1997 through January 31, 2002 were -1.32% and 28.51%, respectively. The total returns of Class D for the fiscal year ended January 31, 2002 and for the period July 28, 1997 through January 31, 2002 were -0.32% and 34.39%, respectively.



     The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown to the following amounts at January 31, 2001:




                                     INVESTMENT AT INCEPTION OF:
                     INCEPTION   ------------------------------------
CLASS                  DATE:      $10,000      $50,000      $100,000
-----------------   ----------   ---------   ----------   -----------
Class A .........   07/28/97     $12,613     $63,898      $129,126
Class B .........   07/28/97      12,851      64,255       128,510
Class C .........   03/28/95      20,464     102,320       204,640
Class D .........   07/28/97      13,439      67,195       134,390



     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.


     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.




XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     EXPERTS. The financial statements of the Fund for the fiscal year ended January 31, 2002 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.



                                   * * * * *


     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

Morgan Stanley Balanced Growth Fund
Portfolio of Investments [|] January 31, 2002


 NUMBER OF
  SHARES                                                         VALUE
----------                                                  ---------------
           Common Stocks (63.5%)
           Aluminum (2.6%)
 150,000   Alcoa, Inc. ....................................  $  5,377,500
                                                             ------------
           Auto Parts: O.E.M. (2.8%)
 400,000   Delphi Automotive Systems Corp. ................     5,716,000
                                                             ------------
           Computer Processing Hardware (2.6%)
  50,000   International Business Machines Corp. ..........     5,394,500
                                                             ------------
           Department Stores (2.8%)
 110,000   Sears, Roebuck & Co. ...........................     5,812,400
                                                             ------------
           Discount Stores (2.9%)
 133,000   Target Corp. ...................................     5,906,530
                                                             ------------
           Electric Utilities (5.2%)
 110,000   Exelon Corp. ...................................     5,416,400
 140,608   FirstEnergy Corp. ..............................     5,230,618
                                                             ------------
                                                               10,647,018
                                                             ------------
           Financial Conglomerates (2.4%)
 102,000   Citigroup, Inc. ................................     4,834,800
                                                             ------------
           Food: Major Diversified (2.5%)
 104,000   PepsiCo, Inc. ..................................     5,209,360
                                                             ------------
           Forest Products (2.8%)
 100,000   Weyerhaeuser Co. ...............................     5,832,000
                                                             ------------
           Household/Personal Care (2.5%)
  63,000   Procter & Gamble Co. (The) .....................     5,145,840
                                                             ------------
           Industrial Conglomerates (8.0%)
 132,000   General Electric Co. ...........................     4,903,800
  50,000   Minnesota Mining & Manufacturing Co. ...........     5,540,000
  87,000   United Technologies Corp. ......................     5,979,510
                                                             ------------
                                                               16,423,310
                                                             ------------
           Information Technology Services (2.7%)
  90,000   Electronic Data Systems Corp. ..................     5,634,900
                                                             ------------


                       See Notes to Financial Statements

Morgan Stanley Balanced Growth Fund
Portfolio of Investments o January 31, 2002 continued


 NUMBER OF
  SHARES                                                               VALUE
----------                                                        --------------
           Major Banks (5.2%)
  85,000   Bank of America Corp. ...........................       $  5,357,550
 210,000   KeyCorp .........................................          5,168,100
                                                                   ------------
                                                                     10,525,650
                                                                   ------------
           Major Telecommunications (2.7%)
 150,000   SBC Communications, Inc. ........................          5,617,500
                                                                   ------------
           Motor Vehicles (2.5%)
 102,000   General Motors Corp. ............................          5,216,280
                                                                   ------------
           Pharmaceuticals: Major (5.3%)
 120,000   Bristol-Myers Squibb Co. ........................          5,444,400
 160,000   Schering-Plough Corp. ...........................          5,180,800
                                                                   ------------
                                                                     10,625,200
                                                                   ------------
           Railroads (2.7%)
 140,000   CSX Corp. .......................................          5,600,000
                                                                   ------------
           Semiconductors (2.7%)
 160,000   Intel Corp. .....................................          5,606,400
                                                                   ------------
           Trucks/Construction/Farm Machinery (2.6%)
 120,000   Deere & Co. .....................................          5,276,400
                                                                   ------------
           TOTAL COMMON STOCKS (Cost $107,647,172)..........        130,401,588
                                                                   ------------


 PRINCIPAL
 AMOUNT IN                                     COUPON   MATURITY
 THOUSANDS                                      RATE      DATE
-----------                                    ------   --------
          CORPORATE BONDS (10.5%)
          Aerospace & Defense (0.6%)
 $  200   Lockheed Martin Corp. ............... 7.75 %   05/01/26       218,283
     85   Northrop Grumman Corp. .............. 7.75     02/15/31        92,386
    390   Raytheon Co.** ...................... 8.20     03/01/06       423,157
    489   Systems 2001 Asset Trust - 144A* .... 6.664    09/15/13       503,146
                                                                    ------------
                                                                      1,236,972
                                                                    ------------
          Airlines (0.2%)
    321   Continental Airlines Inc.** ......... 6.90     01/02/18       303,826
     75   Southwest Airlines Co. .............. 5.496    11/01/06        74,303
                                                                    ------------
                                                                        378,129
                                                                    ------------


                       See Notes to Financial Statements

MORGAN STANLEY BALANCED GROWTH FUND
PORTFOLIO OF INVESTMENTS o JANUARY 31, 2002 CONTINUED


 PRINCIPAL
 AMOUNT IN                                                  COUPON     MATURITY
 THOUSANDS                                                   RATE        DATE           VALUE
-----------                                               ----------- ------------ ---------------
            Auto Parts: O.E.M. (0.0%)
$     55    TRW Inc. .................................... 7.625%        03/15/06   $     56,712
                                                                                   ------------
            Broadcasting (0.1%)
     240    Clear Channel Communications, Inc. .......... 7.65          09/15/10        250,184
                                                                                   ------------
            Cable/Satellite TV (0.3%)
     120    Comcast Cable Communications ................ 8.375         05/01/07        132,496
     195    Comcast Cable Communications ................ 6.75          01/30/11        196,269
     280    Cox Communications, Inc. .................... 7.75          11/01/10        299,166
      80    TCI Communications, Inc. .................... 7.875         02/15/26         84,084
                                                                                   ------------
                                                                                        712,015
                                                                                   ------------
            Computer Processing Hardware (0.1%)
     270    Sun Microsystems Inc. ....................... 7.65          08/15/09        277,857
                                                                                   ------------
            Department Stores (0.2%)
      60    Federated Department Stores, Inc. ........... 6.625         09/01/08         60,362
     210    Federated Department Stores, Inc. ........... 6.90          04/01/29        200,878
     190    May Department Stores Co. ................... 6.70          09/15/28        184,518
                                                                                   ------------
                                                                                        445,758
                                                                                   ------------
            Drugstore Chains (0.1%)
     275    CVS Corp. ................................... 5.625         03/15/06        276,391
                                                                                   ------------
            Electric Utilities (0.1%)
      50    Detroit Edison Co. .......................... 6.125         10/01/10         49,156
     150    DTE Energy Co. .............................. 7.05          06/01/11        157,555
                                                                                   ------------
                                                                                        206,711
                                                                                   ------------
            Finance/Commercial (0.0%)
      40    Tyco Capital Corp. .......................... 5.625         05/17/04         40,284
                                                                                   ------------
            Finance/Rental/Leasing (0.7%)
     290    American General Finance Corp. .............. 5.875         07/14/06        295,558
     355    Household Finance Corp. ..................... 8.00          07/15/10        381,686
     125    Household Finance Corp. ..................... 6.75          05/15/11        124,465
      35    MBNA America Bank N.A. ...................... 7.75          09/15/05         36,910
     165    MBNA America Bank N.A. ...................... 6.50          06/20/06        165,544
     280    Prime Property Funding II - 144A* ........... 7.00          08/15/04        290,179
                                                                                   ------------
                                                                                      1,294,342
                                                                                   ------------

                       See Notes to Financial Statements

MORGAN STANLEY BALANCED GROWTH FUND
PORTFOLIO OF INVESTMENTS o JANUARY 31, 2002 CONTINUED


 PRINCIPAL
 AMOUNT IN                                                    COUPON     MATURITY
 THOUSANDS                                                     RATE        DATE           VALUE
-----------                                                ------------ ------------ ---------------
            Financial Conglomerates (0.9%)
$    500    Associates Corp. of North America** .......... 6.25 %         11/01/08   $    511,554
     140    Chase Manhattan Corp. ........................ 6.00           02/15/09        138,943
     150    General Electric Capital Corp. ............... 8.85           04/01/05        170,354
     195    General Motors Acceptance Corp. .............. 8.00           11/01/31        201,886
     525    Prudential Holdings LLC - 144A* .............. 7.245          12/18/23        544,945
     405    Prudential Holdings LLC - 144A* .............. 8.695          12/18/23        437,031
                                                                                     ------------
                                                                                        2,004,713
                                                                                     ------------
            Financial Publishing/Services (0.0%)
      40    Reed Elsevier Capital ........................ 6.75           08/01/11         40,856
                                                                                     ------------
            Food Retail (0.4%)
     100    Ahold Finance USA, Inc. ...................... 8.25           07/15/10        111,804
     125    Ahold Finance USA, Inc. ...................... 6.875          05/01/29        123,560
     335    Kroger Co. ................................... 6.80           04/01/11        347,118
     140    Kroger Co. ................................... 7.70           06/01/29        152,908
                                                                                     ------------
                                                                                          735,390
                                                                                     ------------
            Foreign Government Obligation (0.1%)
     140    United Mexican States (Mexico) ............... 8.375          01/14/11        145,950
                                                                                     ------------
            Gas Distributors (0.2%)
     255    CMS Panhandle Holding Co. .................... 7.00           07/15/29        220,844
     110    Consolidated Natural Gas Co. ................. 6.25           11/01/11        108,214
                                                                                     ------------
                                                                                          329,058
                                                                                     ------------
            Home Building (0.1%)
     135    Centex Corp. ................................. 7.875          02/01/11        137,805
      75    Centex Corp. ................................. 7.50           01/15/12         74,739
                                                                                     ------------
                                                                                          212,544
                                                                                     ------------
            Home Improvement Chains (0.2%)
     305    Lowe's Companies, Inc. ....................... 8.25           06/01/10        345,539
      80    Lowe's Companies, Inc. ....................... 6.50           03/15/29         76,620
                                                                                     ------------
                                                                                          422,159
                                                                                     ------------
            Hospital/Nursing Management (0.1%)
     300    Tenet Healthcare Corp. ....................... 6.875          11/15/31        285,691
                                                                                     ------------

                       See Notes to Financial Statements

MORGAN STANLEY BALANCED GROWTH FUND
PORTFOLIO OF INVESTMENTS o JANUARY 31, 2002 CONTINUED


 PRINCIPAL
 AMOUNT IN                                                              COUPON     MATURITY
 THOUSANDS                                                               RATE        DATE           VALUE
-----------                                                          ------------ ------------ ---------------
            Hotels/Resorts/Cruiselines (0.3%)
$     90    Hyatt Equities LLC - 144A* ............................. 9.25 %         05/15/05   $     94,122
     405    Marriott International Inc. ............................ 7.00           01/15/08        407,480
                                                                                               ------------
                                                                                                    501,602
                                                                                               ------------
            Industrial Conglomerates (0.2%)
     300    Honeywell International ................................ 6.125          11/01/11        295,178
     100    Tyco International Group S.A. (Luxembourg) ............. 6.375          10/15/11         92,483
                                                                                               ------------
                                                                                                    387,661
                                                                                               ------------
            Integrated Oil (0.1%)
     255    Conoco Inc.** .......................................... 6.95           04/15/29        265,781
                                                                                               ------------
            Investment Banks/Brokers (0.5%)
     365    Credit Suisse F/B USA, Inc.** .......................... 5.875          08/01/06        373,437
     380    Goldman Sachs Group Inc. ............................... 6.875          01/15/11        390,104
                                                                                               ------------
                                                                                                    763,541
                                                                                               ------------
            Life/Health Insurance (0.7%)
     215    American General Corp. ................................. 7.50           07/15/25        235,412
     350    John Hancock Financial Services, Inc. - 144A* .......... 7.375          02/15/24        355,345
     250    Metropolitan Life Insurance Co. - 144A* ................ 7.80           11/01/25        264,984
     300    Nationwide Mutual Insurance Co. - 144A* ................ 7.50           02/15/24        275,995
     100    Nationwide Mutual Insurance Co. - 144A* ................ 8.25           12/01/31        102,493
     250    New England Mutual Life Insurance Co. - 144A* .......... 7.875          02/15/24        257,152
                                                                                               ------------
                                                                                                  1,491,381
                                                                                               ------------
            Major Banks (0.1%)
     265    Bank One Corp. ......................................... 6.00           02/17/09        261,833
                                                                                               ------------
            Major Telecommunications (0.8%)
      35    AT&T Corp. - 144A* ..................................... 7.30           11/15/11         35,524
     385    AT&T Corp. - 144A* ** .................................. 8.00           11/15/31        399,038
     145    GTE Corp. .............................................. 6.94           04/15/28        146,558
     130    Telus Corp. (Canada) ................................... 8.00           06/01/11        138,196
     310    Verizon New England Inc. ............................... 6.50           09/15/11        316,565
     635    WorldCom, Inc.** ....................................... 8.25           05/15/31        628,985
                                                                                               ------------
                                                                                                  1,664,866
                                                                                               ------------

                       See Notes to Financial Statements

MORGAN STANLEY BALANCED GROWTH FUND
PORTFOLIO OF INVESTMENTS o JANUARY 31, 2002 CONTINUED


 PRINCIPAL
 AMOUNT IN                                                           COUPON     MATURITY
 THOUSANDS                                                            RATE        DATE           VALUE
-----------                                                        ----------- ------------ ---------------
            Managed Health Care (0.4%)
$    275    Aetna, Inc. .......................................... 7.875%        03/01/11   $    275,240
     260    Cigna Corp. .......................................... 6.375         10/15/11        255,324
     150    Wellpoint Health Network Inc. ........................ 6.375         06/15/06        154,111
                                                                                            ------------
                                                                                                 684,675
                                                                                            ------------
            Media Conglomerates (0.5%)
     110    AOL Time Warner Inc. ................................. 6.75          04/15/11        111,648
      80    AOL Time Warner Inc. ................................. 7.625         04/15/31         82,919
      40    News America Holdings, Inc. .......................... 7.75          02/01/24         39,435
     345    News America Holdings, Inc. .......................... 7.28          06/30/28        323,914
     290    Time Warner, Inc. .................................... 7.57          02/01/24        302,737
     155    Time Warner, Inc. .................................... 6.625         05/15/29        142,343
                                                                                            ------------
                                                                                               1,002,996
                                                                                            ------------
            Motor Vehicles (0.7%)
     160    DaimlerChrysler North American Holdings Co. .......... 7.20          09/01/09        162,265
     150    DaimlerChrysler North American Holdings Co. .......... 8.50          01/18/31        164,521
      35    Ford Motor Co. ....................................... 6.625         10/01/28         29,610
     720    Ford Motor Co.** ..................................... 7.45          07/16/31        672,682
      30    Ford Motor Credit Co. ................................ 7.25          10/25/11         29,468
     200    General Motors Corp. ................................. 8.10          06/15/24        195,955
                                                                                            ------------
                                                                                               1,254,501
                                                                                            ------------
            Multi-Line Insurance (0.6%)
     365    AIG SunAmerica Global Finance - 144A* ** ............. 6.30          05/10/11        373,878
     555    Farmers Exchange Capital - 144A* ** .................. 7.05          07/15/28        444,781
     315    Hartford Financial Services Group Inc. ............... 7.90          06/15/10        348,504
                                                                                            ------------
                                                                                               1,167,163
                                                                                            ------------
            Oil & Gas Pipelines (0.1%)
      90    Williams Companies, Inc. ............................. 7.50          01/15/31         81,302
     240    Williams Companies, Inc. ............................. 7.75          06/15/31        223,222
                                                                                            ------------
                                                                                                 304,524
                                                                                            ------------
            Pharmaceuticals: Major (0.1%)
     250    American Home Products Corp.** ....................... 6.70          03/15/11        260,780
                                                                                            ------------

                       See Notes to Financial Statements

MORGAN STANLEY BALANCED GROWTH FUND
PORTFOLIO OF INVESTMENTS o JANUARY 31, 2002 CONTINUED


 PRINCIPAL
 AMOUNT IN                                                                COUPON         MATURITY
 THOUSANDS                                                                 RATE            DATE                VALUE
-----------                                                             ----------- --------------------- ---------------
            Property - Casualty Insurers (0.2%)
$    445    Florida Windstorm Underwriting Assoc. - 144A* ** .......... 7.125%      02/25/19              $    462,164
                                                                                                          ------------
            Real Estate Investment Trusts (0.2%)
     235    EOP Operating L.P. ........................................ 7.25        06/15/28                   211,509
      35    EOP Operating L.P. ........................................ 7.50        04/19/29                    35,099
     130    Simon Property Group L.P. ................................. 6.375       11/15/07                   128,488
                                                                                                          ------------
                                                                                                               375,096
                                                                                                          ------------
            Services to the Health Industry (0.1%)
     110    Anthem Insurance Companies, Inc. - 144A* .................. 9.125       04/01/10                   119,483
     110    Anthem Insurance Companies, Inc. - 144A* .................. 9.00        04/01/27                   113,799
                                                                                                          ------------
                                                                                                               233,282
                                                                                                          ------------
            Specialty Telecommunications (0.4%)
     260    PCCW HKTC Capital Ltd. (Hong Kong) - 144A* ................ 7.75        11/15/11                   259,373
     270    Qwest Capital Funding Inc. ................................ 7.90        08/15/10                   271,587
     245    Qwest Capital Funding Inc. ................................ 7.75        02/15/31                   231,380
                                                                                                          ------------
                                                                                                               762,340
                                                                                                          ------------
            Wireless Telecommunications (0.1%)
     275    AT&T Wireless Services, Inc. .............................. 7.875       03/01/11                   287,503
                                                                                                          ------------
            TOTAL CORPORATE BONDS (COST $21,109,823)...................................................     21,483,405
                                                                                                          ------------
            U.S. GOVERNMENT OBLIGATION (2.1%)
   4,000    U. S. Treasury Note (Cost $4,341,875)...................... 6.75        05/15/05                 4,345,156
                                                                                                          ------------
            U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES (16.9%)
     546    Federal Home Loan Mortgage Corp. .......................... 7.50        06/01/11 - 08/01/11        571,723
            Federal National Mortgage Assoc.
   5,855    ........................................................... 6.00        11/01/04 - 02/01/29      5,817,715
   2,350    ........................................................... 6.00                ***              2,321,140
     880    ........................................................... 6.50        12/01/12 - 09/01/29        887,452
     312    ........................................................... 7.00        03/01/12 - 06/01/12        323,907
   2,902    ........................................................... 7.50        06/01/25 - 08/01/29      3,014,312
   2,100    ........................................................... 7.50                ***              2,178,749
   3,713    ........................................................... 8.00        05/01/24 - 01/01/32      3,912,803
      98    ........................................................... 9.50              12/01/20             105,194

                       See Notes to Financial Statements

MORGAN STANLEY BALANCED GROWTH FUND
PORTFOLIO OF INVESTMENTS o JANUARY 31, 2002 CONTINUED


 PRINCIPAL
 AMOUNT IN                                                               COUPON         MATURITY
 THOUSANDS                                                                RATE            DATE                 VALUE
-----------                                                             --------- ----------------------- ---------------
            Government National Mortgage Assoc. I
$  2,291    ........................................................... 6.00%     05/15/28 - 12/15/28      $  2,256,640
   1,855    ........................................................... 6.50      08/15/25 - 05/15/29         1,870,526
   2,365    ........................................................... 7.00      09/15/23 - 08/15/30         2,429,628
     868    ........................................................... 7.50      09/15/25 - 06/15/27           905,483
     848    ........................................................... 8.00      04/15/26 - 08/15/26           895,145
            Government National Mortgage Assoc. II
   5,749    ........................................................... 6.50      04/20/28 - 02/20/29         5,772,066
   1,424    ........................................................... 7.00      02/20/26 - 06/20/29         1,458,284
                                                                                                           ------------
            TOTAL U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES
            (Cost $34,155,724).......................................................................        34,720,767
                                                                                                           ------------
            ASSET-BACKED SECURITIES (0.7%)
            Finance/Rental/Leasing
     335    Chase Credit Card Master Trust ............................ 5.50      11/17/08                      342,862
     350    Citibank Credit Card Issuance Trust ....................... 6.90      10/15/07                      375,939
     350    Honda Auto Receivables Owner Trust 2002-1 ................. 2.55      04/15/04                      348,657
     150    MBNA Master Credit Card Trust ............................. 5.90      08/15/11                      152,865
     200    Nissan Auto Receivables Owner Trust ....................... 4.80      02/15/07                      203,023
                                                                                                           ------------
            TOTAL ASSET-BACKED SECURITIES (Cost $1,398,244) .........................................         1,423,346
                                                                                                           ------------
            SHORT-TERM INVESTMENTS (8.3%)
            U.S. GOVERNMENT OBLIGATIONS (0.0%)(c)
      50    U.S. Treasury Bill** ...................................... 1.522     04/18/02                       49,839
     100    U.S. Treasury Bill** ...................................... 1.822     04/18/02                       99,616
                                                                                                           ------------
            TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $149,457)........................................           149,455
                                                                                                           ------------
            REPURCHASE AGREEMENT (8.3%)
  17,156    Joint repurchase agreement account (dated 01/31/02;
            proceeds $17,156,910) (a) (Cost $17,156,000)............... 1.91      02/01/02                   17,156,000
                                                                                                           ------------
            TOTAL SHORT-TERM INVESTMENTS (Cost $17,305,457) .........................................        17,305,455
                                                                                                           ------------
            TOTAL INVESTMENTS (Cost $185,958,295) (b)..................            102.0%                   209,679,717
            LIABILITIES IN EXCESS OF OTHER ASSETS .....................             (2.0)                    (4,166,116)
                                                                                  ------                   ------------
            NET ASSETS ................................................            100.0%                  $205,513,601
                                                                                  ======                   ============


                       See Notes to Financial Statements

MORGAN STANLEY BALANCED GROWTH FUND
PORTFOLIO OF INVESTMENTS o JANUARY 31, 2002 CONTINUED

------------
*       Resale is restricted to qualified institutional investors.

** Some or all of these securities have been segregated in connection with open futures contracts and/or securities purchased on a forward commitment basis.

*** Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date; the actual principal amount and maturity date will be determined upon settlement.

(a)     Collateralized by federal agency and U.S. Treasury obligations.

(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $24,947,684 and the aggregate gross unrealized depreciation is $1,226,262, resulting in net unrealized appreciation of $23,721,422.

(c) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.


FUTURES CONTRACTS OPEN AT JANUARY 31, 2002:



 NUMBER OF                DESCRIPTION/DELIVERY   UNDERLYING FACE     UNREALIZED
 CONTRACTS   LONG/SHORT      MONTH AND YEAR      AMOUNT OF VALUE    DEPRECIATION
--------------------------------------------------------------------------------
       53       Long      U.S. Treasury Notes     $5,622,141          $ (4,974)
                              March 2002
       38       Long      U.S. Treasury Bonds      3,908,062           (12,965)
                              March 2002
        2       Short     U.S. Treasury Notes       (211,750)             (914)
                              March 2002                               --------
                       Total Unrealized Depreciation ..........       $(18,853)
                                                                      ========

                       See Notes to Financial Statements

MORGAN STANLEY BALANCED GROWTH FUND
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 2002

ASSETS:
Investments in securities, at value
 (cost $185,958,295).........................................  $ 209,679,717
Receivable for:
  Investments sold ..........................................      2,870,642
  Interest ..................................................        650,017
  Shares of beneficial interest sold ........................        459,564
  Dividends .................................................        191,660
Prepaid expenses and other assets ...........................         31,868
                                                               -------------
  TOTAL ASSETS ..............................................    213,883,468
                                                               -------------
LIABILITIES:
Payable for:
  Investments purchased .....................................      7,916,964
  Distribution fee ..........................................        167,073
  Investment management fee .................................        103,181
  Shares of beneficial interest repurchased .................         90,716
  Variation margin payable ..................................         32,154
Accrued expenses and other payables .........................         59,779
                                                               -------------
  TOTAL LIABILITIES .........................................      8,369,867
                                                               -------------
  NET ASSETS ................................................  $ 205,513,601
                                                               =============
COMPOSITION OF NET ASSETS:
Paid-in-capital .............................................  $ 197,997,621
Net unrealized appreciation .................................     23,702,569
Accumulated undistributed net investment income .............        254,744
Accumulated net realized loss ...............................    (16,441,333)
                                                               -------------
  NET ASSETS ................................................  $ 205,513,601
                                                               =============
CLASS A SHARES:
Net Assets ..................................................     $6,258,770
Shares Outstanding (unlimited authorized, $.01 par value)....        488,354
  NET ASSET VALUE PER SHARE .................................         $12.82
                                                                      ======
  MAXIMUM OFFERING PRICE PER SHARE
  (net asset value plus 5.54% of net asset value) ...........         $13.53
                                                                      ======
CLASS B SHARES:
Net Assets ..................................................    $92,008,825
Shares Outstanding (unlimited authorized, $.01 par value)....      7,182,550
  NET ASSET VALUE PER SHARE .................................         $12.81
                                                                      ======
CLASS C SHARES:
Net Assets ..................................................   $106,002,494
Shares Outstanding (unlimited authorized, $.01 par value)....      8,274,638
  NET ASSET VALUE PER SHARE .................................         $12.81
                                                                      ======
CLASS D SHARES:
Net Assets ..................................................     $1,243,512
Shares Outstanding (unlimited authorized, $.01 par value)....         97,062
  NET ASSET VALUE PER SHARE .................................         $12.81
                                                                      ======


                       See Notes to Financial Statements

MORGAN STANLEY BALANCED GROWTH FUND
FINANCIAL STATEMENTS CONTINUED


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JANUARY 31, 2002

NET INVESTMENT INCOME:
INCOME
Interest .............................................    $  4,380,322
Dividends ............................................       2,680,860
                                                          ------------
  TOTAL INCOME .......................................       7,061,182
                                                          ------------
EXPENSES
Investment management fee ............................       1,167,321
Distribution fee (Class A shares) ....................          17,296
Distribution fee (Class B shares) ....................         751,865
Distribution fee (Class C shares) ....................       1,098,689
Transfer agent fees and expenses .....................         231,931
Shareholder reports and notices ......................          59,886
Registration fees ....................................          52,368
Professional fees ....................................          46,333
Custodian fees .......................................          27,365
Trustees' fees and expenses ..........................          10,596
Other ................................................          13,613
                                                          ------------
  TOTAL EXPENSES .....................................       3,477,263
                                                          ------------
  NET INVESTMENT INCOME ..............................       3,583,919
                                                          ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on:
  Investments ........................................      (8,662,579)
  Futures contracts ..................................         (32,777)
                                                          ------------
  NET LOSS ...........................................      (8,695,356)
                                                          ------------
Net change in unrealized appreciation/depreciation on:
  Investments ........................................       2,112,488
  Futures contracts ..................................         (18,853)
                                                          ------------
  NET APPRECIATION ...................................       2,093,635
                                                          ------------
  NET LOSS ...........................................      (6,601,721)
                                                          ------------
NET DECREASE .........................................    $ (3,017,802)
                                                          ============


                       See Notes to Financial Statements

MORGAN STANLEY BALANCED GROWTH FUND
FINANCIAL STATEMENTS CONTINUED


STATEMENT OF CHANGES IN NET ASSETS


                                                                                        FOR THE YEAR       FOR THE YEAR
                                                                                            ENDED             ENDED
                                                                                      JANUARY 31, 2002   JANUARY 31, 2001
                                                                                     ------------------ -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ..............................................................    $  3,583,919      $   4,447,639
Net realized loss ..................................................................      (8,695,356)        (6,413,643)
Net change in unrealized appreciation ..............................................       2,093,635         17,381,286
                                                                                        ------------      -------------
  NET INCREASE (DECREASE) ..........................................................      (3,017,802)        15,415,282
                                                                                        ------------      -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class A shares ...................................................................        (218,602)          (190,699)
  Class B shares ...................................................................      (1,648,293)        (1,363,590)
  Class C shares ...................................................................      (2,372,472)        (2,796,485)
  Class D shares ...................................................................         (77,827)           (91,294)
Net realized gain
  Class A shares ...................................................................               -           (318,133)
  Class B shares ...................................................................               -         (3,524,302)
  Class C shares ...................................................................               -         (6,864,295)
  Class D shares ...................................................................               -           (159,508)
                                                                                        ------------      -------------
  TOTAL DIVIDENDS AND DISTRIBUTIONS ................................................      (4,317,194)       (15,308,306)
                                                                                        ------------      -------------
Net increase (decrease) from transactions in shares of beneficial interest .........      27,289,947        (75,550,888)
                                                                                        ------------      -------------
  NET INCREASE (DECREASE) ..........................................................      19,954,951        (75,443,912)
NET ASSETS:
Beginning of period ................................................................     185,558,650        261,002,562
                                                                                        ------------      -------------
END OF PERIOD
(Including accumulated undistributed net investment income of $254,744 and $989,130,
respectively) ......................................................................    $205,513,601      $ 185,558,650
                                                                                        ============      =============



                       See Notes to Financial Statements

MORGAN STANLEY BALANCED GROWTH FUND
NOTES TO FINANCIAL STATEMENTS o JANUARY 31, 2002


1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Balanced Growth Fund (the "Fund"), formerly Morgan Stanley Dean Witter Balanced Growth Fund, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is capital growth with reasonable current income. The Fund seeks to achieve its objective by investing in common stock of companies which have a record of paying dividends and have the potential for increasing dividends, securities convertible into common stock and in investment grade fixed income securities. The Fund was organized as a Massachusetts business trust on November 23, 1994 and commenced operations on March 28, 1995. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors, Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors, Inc., that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of

MORGAN STANLEY BALANCED GROWTH FUND
NOTES TO FINANCIAL STATEMENTS o JANUARY 31, 2002 CONTINUED

securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (5) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (6) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income and other distributions are recorded on the ex-dividend date. Interest income is accrued daily.

C. JOINT REPURCHASE AGREEMENT ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, or U.S. Treasury or federal agency obligations.

D. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirement of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such

MORGAN STANLEY BALANCED GROWTH FUND
NOTES TO FINANCIAL STATEMENTS o JANUARY 31, 2002 CONTINUED

receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.60% to the portion of daily net assets not exceeding $500 million and 0.575% to the portion of daily net assets in excess of $500 million.


3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A-up to 0.25% of the average daily net assets of Class A; (ii) Class B-1.0% of the average daily net assets of Class B; and (iii) Class C-up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan

MORGAN STANLEY BALANCED GROWTH FUND
NOTES TO FINANCIAL STATEMENTS O JANUARY 31, 2002 CONTINUED

is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled approximately $2,994,875 at January 31, 2002.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended January 31, 2002, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.24% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended January 31, 2002, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of approximately $134,513 and $5,555, respectively and received $19,541 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended January 31, 2002 aggregated $143,163,189 and $126,547,883, respectively. Included in the aforementioned are purchases and sales/prepayments of U.S. Government securities in the amount of $51,052,862 and $73,399,992, respectively.

For the year ended January 31, 2002, the Fund incurred brokerage commissions of $12,780 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

For the year ended January 31, 2002, the Fund incurred brokerage commissions of $30,276, with Morgan Stanley DW Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent.

MORGAN STANLEY BALANCED GROWTH FUND
NOTES TO FINANCIAL STATEMENTS o JANUARY 31, 2002 CONTINUED


5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:



                                                                   FOR THE YEAR                         FOR THE YEAR
                                                                       ENDED                                ENDED
                                                                 JANUARY 31, 2002                     JANUARY 31, 2001
                                                         ---------------------------------   -----------------------------------
                                                              SHARES            AMOUNT            SHARES             AMOUNT
                                                         ---------------   ---------------   ---------------   -----------------
CLASS A SHARES
Sold .................................................         592,802      $   7,567,511          213,170       $   2,665,837
Reinvestment of dividends and distributions. .........          16,070            198,662           40,457             479,150
Redeemed. ............................................        (680,320)        (8,472,860)        (175,110)         (2,219,611)
                                                              --------      -------------         --------       -------------
Net increase (decrease) - Class A ....................         (71,448)          (706,687)          78,517             925,376
                                                              --------      -------------         --------       -------------
CLASS B SHARES
Sold.. ...............................................       6,066,692         78,933,312        2,576,103          32,393,496
Reinvestment of dividends and distributions ..........         107,286          1,323,214          341,349           4,021,434
Redeemed. ............................................      (3,320,476)       (43,196,528)      (5,274,848)        (66,140,209)
                                                            ----------      -------------       ----------       -------------
Net increase (decrease) - Class B. ...................       2,853,502         37,059,998       (2,357,396)        (29,725,279)
                                                            ----------      -------------       ----------       -------------
CLASS C SHARES
Sold .................................................         692,653          9,001,339          252,667           3,210,200
Reinvestment of dividends and distributions. .........         172,912          2,140,602          765,812           9,028,522
Redeemed .............................................      (1,472,230)       (18,964,090)      (4,661,941)        (58,494,007)
                                                            ----------      -------------       ----------       -------------
Net decrease - Class C ...............................        (606,665)        (7,822,149)      (3,643,462)        (46,255,285)
                                                            ----------      -------------       ----------       -------------
CLASS D SHARES
Sold.. ...............................................          81,481          1,057,140           59,512             750,594
Reinvestment of dividends and distributions. .........           6,224             76,785           21,209             250,798
Redeemed .............................................        (194,200)        (2,375,140)        (120,538)         (1,497,092)
                                                            ----------      -------------       ----------       -------------
Net decrease - Class D. ..............................        (106,495)        (1,241,215)         (39,817)           (495,700)
                                                            ----------      -------------       ----------       -------------
Net increase (decrease) in Fund. .....................       2,068,894      $  27,289,947       (5,962,158)      $ (75,550,888)
                                                            ==========      =============       ==========       =============


6. FEDERAL INCOME TAX STATUS

During the year ended January 31, 2002, the Fund utilized approximately $608,000 of its net capital loss carryover. At January 31, 2002, the Fund had a net capital loss carryover of approximately $2,664,000 which will be available through January 31, 2009 to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $10,082,000 during fiscal 2002.

As of January 31, 2002, the Fund had temporary book/tax differences primarily attributable to post-October losses, capital loss deferrals on wash sales and book amortization of premiums on debt

MORGAN STANLEY BALANCED GROWTH FUND
NOTES TO FINANCIAL STATEMENTS o JANUARY 31, 2002 CONTINUED

securities and permanent book/tax differences primarily attributable to tax adjustments on debt securities sold by the Fund. To reflect reclassifications arising from the permanent differences, accumulated net realized loss was charged and accumulated undistributed net investment income was credited $128,975.


7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may invest in futures with respect to financial instruments and interest rate indexes ("futures contracts").

These future contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities.

At January 31, 2002, the Fund had outstanding interest rate futures contracts.


8. CHANGE IN ACCOUNTING POLICY

Effective February 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on the net assets of the Fund, but resulted in a $130,086 decrease in the cost of securities and a corresponding decrease to undistributed net investment income based on securities held as of January 31, 2001.

The effect of this change for the year ended January 31, 2002 was to decrease net investment income by $59,520; decrease unrealized appreciation by $90,166; and increase net realized gains by $149,686. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change.

MORGAN STANLEY BALANCED GROWTH FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:


                                                                         FOR THE YEAR ENDED JANUARY 31
                                                         --------------------------------------------------------------
                                                                 2002             2001          2000           1999
                                                         ------------------- ------------- -------------- -------------
CLASS A SHARES++
Selected Per Share Data:
Net asset value, beginning of period ...................      $13.29          $13.11         $15.01        $14.68
                                                              ------          ------         ------        ------
Income (loss) from investment operations:
 Net investment income .................................        0.33 (4)        0.37           0.41          0.36
 Net realized and unrealized gain (loss) ...............       (0.42)(4)        0.87          (0.59)         2.01
                                                              ------          ------         ------        ------
Total income (loss) from investment operations .........       (0.09)           1.24          (0.18)         2.37
                                                              ------          ------         ------        ------
Less dividends and distributions from:
 Net investment income .................................       (0.38)          (0.38)         (0.40)        (0.39)
 Net realized gain .....................................          -            (0.68)         (1.32)        (1.65)
                                                              ------          ------         ------        ------
Total dividends and distributions ......................       (0.38)          (1.06)         (1.72)        (2.04)
                                                              ------          ------         ------        ------
Net asset value, end of period .........................      $12.82          $13.29         $13.11        $15.01
                                                              ======          ======         ======        ======
TOTAL RETURN+  .........................................       (0.53)%         10.65 %        (1.35)%       17.02 %

RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................        1.07 %(3)       1.03 %(3)      1.04 %(3)     1.06 %(3)
Net investment income ..................................        2.56 %(3)(4)    2.95 %(3)      2.81 %(3)     2.62 %(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................      $6,259          $7,440         $6,308        $3,670
Portfolio turnover rate ................................          67 %            33 %           48 %          49 %

                                                        FOR THE PERIOD
                                                        JULY 28, 1997*
                                                           THROUGH
                                                       JANUARY 31, 1998
                                                      -----------------
CLASS A SHARES++
Selected Per Share Data:
Net asset value, beginning of period ...................  $14.69
                                                          ------
Income (loss) from investment operations:
 Net investment income .................................    0.21
 Net realized and unrealized gain (loss) ...............    0.50
                                                          ------
Total income (loss) from investment operations .........    0.71
                                                          ------
Less dividends and distributions from:
 Net investment income .................................   (0.21)
 Net realized gain .....................................   (0.51)
                                                          ------
Total dividends and distributions ......................   (0.72)
                                                          ------
Net asset value, end of period .........................  $14.68
                                                          ======
TOTAL RETURN+ ..........................................    4.77 %(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................    1.12 %(2)
Net investment income ..................................    2.84 %(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................    $343
Portfolio turnover rate ................................      28 %

------------
 * The date the shares were first issued. Shareholders who held shares of the Fund prior to July 28, 1997 (the date the Fund converted to a multiple class share structure) should refer to the Financial Highlights of Class C to obtain the historical per share data and ratio information of their shares.

 ++ The per share amounts were computed using an average number of shares outstanding during the period.

 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Not annualized.

(2) Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) Effective February 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the year ended January 31, 2002 was to decrease net investment income per share and increase net realized and unrealized gain/loss per share by $0.01 and decrease the ratio of net investment income to average net assets by 0.03%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.


                        See Notes to Financial Statements

MORGAN STANLEY BALANCED GROWTH FUND
FINANCIAL HIGHLIGHTS CONTINUED


                                                                         FOR THE YEAR ENDED JANUARY 31
                                                         --------------------------------------------------------------
                                                                 2002             2001          2000           1999
                                                         ------------------- ------------- -------------- -------------
CLASS B SHARES++
Selected Per Share Data:
Net asset value, beginning of period ...................      $13.28          $13.09         $14.99          $14.67
                                                              ------          ------         ------          ------
Income (loss) from investment operations:
 Net investment income .................................        0.23 (4)        0.27           0.30            0.21
 Net realized and unrealized gain (loss) ...............       (0.42)(4)        0.88          (0.60)           2.03
                                                              ------          ------         ------          ------
Total income (loss) from investment operations .........       (0.19)           1.15          (0.30)           2.24
                                                              ------          ------         ------          ------
Less dividends and distributions from:
 Net investment income .................................       (0.28)          (0.28)         (0.28)          (0.27)
 Net realized gain .....................................          -            (0.68)         (1.32)          (1.65)
                                                              ------          ------         ------          ------
Total dividends and distributions ......................       (0.28)          (0.96)         (1.60)          (1.92)
                                                              ------          ------         ------          ------
Net asset value, end of period .........................      $12.81          $13.28         $13.09          $14.99
                                                              ======          ======         ======          ======
TOTAL RETURN+ ..........................................       (1.32)%          9.83 %        (2.15)%         16.09 %

RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................        1.83 %(3)       1.83 %(3)      1.80 %(3)       1.81 %(3)
Net investment income ..................................        1.80 %(3)(4)    2.15 %(3)      2.05 %(3)       1.87 %(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................     $92,009         $57,490        $87,554         $99,666
Portfolio turnover rate ................................          67 %            33 %           48 %            49 %



                                                           FOR THE PERIOD
                                                           JULY 28, 1997*
                                                              THROUGH
                                                          JANUARY 31, 1998
                                                         -----------------
CLASS B SHARES++
Selected Per Share Data:
Net asset value, beginning of period ...................     $14.69
                                                             ------
Income (loss) from investment operations:
 Net investment income .................................       0.16
 Net realized and unrealized gain (loss) ...............       0.49
                                                             ------
Total income (loss) from investment operations .........       0.65
                                                             ------
Less dividends and distributions from:
 Net investment income .................................      (0.16)
 Net realized gain .....................................      (0.51)
                                                             ------
Total dividends and distributions ......................      (0.67)
                                                             ------
Net asset value, end of period .........................     $14.67
                                                             ======
TOTAL RETURN+ ..........................................       4.38 %(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................       1.86 %(2)
Net investment income ..................................       2.14 %(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................    $71,900
Portfolio turnover rate ................................         28 %

------------
 * The date the shares were first issued. Shareholders who held shares of the Fund prior to July 28, 1997 (the date the Fund converted to a multiple class share structure) should refer to the Financial Highlights of Class C to obtain the historical per share data and ratio information of their shares.

 ++ The per share amounts were computed using an average number of shares outstanding during the period.

 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Not annualized.

(2) Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

(4) Effective February 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the year ended January 31, 2002 was to decrease net investment income per share and increase net realized and unrealized gain/loss per share by $0.01 and decrease the ratio of net investment income to average net assets by 0.03%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.


                       See Notes to Financial Statements

MORGAN STANLEY BALANCED GROWTH FUND
FINANCIAL HIGHLIGHTS CONTINUED


                                                                           FOR THE YEAR ENDED JANUARY 31
                                                     --------------------------------------------------------------------------
                                                             2002             2001          2000           1999        1998*
                                                     ------------------- ------------- -------------- ------------- -----------
CLASS C SHARES++
Selected Per Share Data:
Net asset value, beginning of period ...............        $13.28          $13.09         $14.99        $14.66         $13.01
                                                            ------          ------         ------        ------         ------
Income (loss) from investment operations:
 Net investment income .............................          0.23 (2)        0.27           0.30          0.22           0.32
 Net realized and unrealized gain (loss) ...........         (0.42)(2)        0.88          (0.60)         2.04           2.23
                                                            ------          ------         ------        ------         ------
Total income (loss) from investment operations .....         (0.19)           1.15          (0.30)         2.26           2.55
                                                            ------          ------         ------        ------         ------
Less dividends and distributions from:
 Net investment income .............................         (0.28)          (0.28)         (0.28)        (0.28)         (0.30)
 Net realized gain .................................            -            (0.68)         (1.32)        (1.65)         (0.60)
                                                            ------          ------         ------        ------         ------
Total dividends and distributions ..................         (0.28)          (0.96)         (1.60)        (1.93)         (0.90)
                                                            ------          ------         ------        ------         ------
Net asset value, end of period .....................        $12.81          $13.28         $13.09        $14.99         $14.66
                                                            ======          ======         ======        ======         ======
TOTAL RETURN+ ......................................         (1.34)%          9.86 %        (2.14)%       16.23 %        19.82 %

RATIOS TO AVERAGE NET ASSETS:
Expenses ...........................................          1.83 %(1)       1.80 %(1)      1.79 %(1)     1.80 %(1)      1.87 %
Net investment income ..............................          1.80 %(1)(2)    2.18 %(1)      2.06 %(1)     1.88 %(1)      2.18 %

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ............      $106,002        $117,927       $163,953      $203,132       $110,909
Portfolio turnover rate ............................            67 %            33 %           48 %          49 %           28 %

------------
 * Prior to July 28, 1997, the fund issued one class of shares. All shares of the Fund held prior to that date, other than shares which were acquired in exchange for shares of Funds for which Morgan Stanley Investment Advisors Inc. serves as Investment Manager ("Morgan Stanley Funds") offered with either a front-end sales charge or a contingent deferred sales charge ("CDSC") and shares acquired through reinvestment of dividends and distributions thereon, have been designated Class C shares. Shares held prior to July 28, 1997 which were acquired in exchange for shares of Morgan Stanley Fund sold with a front-end sales charge, including shares acquired through reinvestment of dividends and distributions thereon, have been designated Class A shares and shares held prior to July 28, 1997 which were acquired in exchange for shares of a Morgan Stanley Fund sold with a CDSC, including shares acquired through reinvestment of dividends and distributions thereon, have been designated Class B shares.

++ The per share amounts were computed using an average number of shares outstanding during the period.

 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

(2) Effective February 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the year ended January 31, 2002 was to decrease net investment income per share and increase net realized and unrealized gain/loss per share by $0.01 and decrease the ratio of net investment income to average net assets by 0.03%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.


                       See Notes to Financial Statements

MORGAN STANLEY BALANCED GROWTH FUND
FINANCIAL HIGHLIGHTS CONTINUED


                                                                         FOR THE YEAR ENDED JANUARY 31,
                                                         --------------------------------------------------------------
                                                               2002              2001           2000          1999
                                                         ------------------- ------------- -------------- -------------
CLASS D SHARES++
Selected Per Share Data:
Net asset value, beginning of period ...................      $13.28            $13.10         $15.01        $14.68
                                                              ------            ------         ------        ------
Income (loss) from investment operations:
 Net investment income .................................        0.37 (4)          0.39           0.44          0.37
 Net realized and unrealized gain (loss) ...............       (0.43)(4)          0.88          (0.60)         2.03
                                                              ------            ------        -------        ------
Total income (loss) from investment operations .........       (0.06)             1.27          (0.16)         2.40
                                                              ------            ------        -------        ------
Less dividends and distributions from:
 Net investment income .................................       (0.41)            (0.41)         (0.43)        (0.42)
 Net realized gain .....................................          -              (0.68)         (1.32)        (1.65)
                                                              ------            ------        -------        ------
Total dividends and distributions ......................       (0.41)            (1.09)         (1.75)        (2.07)
                                                              ------            ------        -------        ------
Net asset value, end of period .........................      $12.81            $13.28         $13.10        $15.01
                                                              ======            ======         ======        ======
TOTAL RETURN+ ..........................................       (0.32)%           10.93 %        (1.20)%       17.28 %

RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................        0.83 %(3)         0.83 %(3)      0.80 %(3)     0.81 %(3)
Net investment income ..................................        2.80 %(3)(4)      3.15 %(3)      3.05 %(3)     2.87 %(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................      $1,244            $2,702         $3,188        $1,853
Portfolio turnover rate ................................          67 %              33 %           48 %          49 %



                                                           FOR THE PERIOD
                                                           JULY 28, 1997*
                                                              THROUGH
                                                          JANUARY 31, 1998
                                                         -----------------
CLASS D SHARES++
Selected Per Share Data:
Net asset value, beginning of period ...................     $14.69
                                                             -----
Income (loss) from investment operations:
 Net investment income .................................       0.24
 Net realized and unrealized gain (loss) ...............       0.48
                                                             ------
Total income (loss) from investment operations .........       0.72
                                                             ------
Less dividends and distributions from:
 Net investment income .................................      (0.22)
 Net realized gain .....................................      (0.51)
                                                             ------
Total dividends and distributions ......................      (0.73)
                                                             ------
Net asset value, end of period .........................     $14.68
                                                             ======
TOTAL RETURN+ ..........................................       4.88 %(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................       0.86 %(2)
Net investment income ..................................       3.08 %(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................     $   16
Portfolio turnover rate ................................         28 %

------------
 *  The date the shares were first issued.

 ++ The per share amounts were computed using an average number of shares outstanding during the period.

 + Calculated based on the net asset value as of the last business day of the period.

(1) Not annualized.

(2) Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

(4) Effective February 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the year ended January 31, 2002 was to decrease net investment income per share and increase net realized and unrealized gain/loss per share by $0.01 and decrease the ratio of net investment income to average net assets by 0.03%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.


                       See Notes to Financial Statements

MORGAN STANLEY BALANCED GROWTH FUND
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MORGAN STANLEY BALANCED GROWTH FUND:


We have audited the accompanying statement of assets and liabilities of Morgan Stanley Balanced Growth Fund (the "Fund"), formerly Morgan Stanley Dean Witter Balanced Growth Fund, including the portfolio of investments, as of January 31, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Balanced Growth Fund as of January 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
March 11, 2002

                      2002 Federal Tax Notice (unaudited) During the fiscal year ended January 31, 2002, 73.65% of the income dividends paid by the Fund qualified for the dividends received deduction available to corporations.

      Of the Fund's ordinary income dividends paid during the fiscal year, 7.60% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.